BOND FUNDS QUARTERLY REPORT

                           QUARTER ENDED JUNE 30, 1999




                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                           [LOGO] SIT(SM) MUTUAL FUNDS
                          THE INVESTMENT IS MUTUAL.(SM)

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----

        A Look at Sit Mutual Funds....................................    2

        Chairman's Letter.............................................    3

        Performance Review............................................    4

        Fund Reviews

                 Money Market Fund....................................    6

                 U.S. Government Securities Fund......................    8

                 Tax-Free Income Fund.................................   10

                 Minnesota Tax-Free Income Fund.......................   12

                 Bond Fund............................................   14





         This document must be preceded or accompanied by a Prospectus.

                         A LOOK AT THE SIT MUTUAL FUNDS


     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Other features include:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - QUARTER ENDED JUNE 30, 1999

[PHOTO]
EUGENE C. SIT, CFA
CHIEF INVESTMENT OFFICER

     Interest rates continued to trend upward during the second quarter 1999 in anticipation of tighter monetary policy. In response to a strong domestic economy, the Federal Reserve made a pre-emptive +0.25% increase in the federal funds rate to 5.00% on June 30th. Most fixed income instruments provided negative returns during the quarter. Longer-term bond yields have made a full retreat from the trough that occurred in October 1998 and have returned to their first quarter 1998 levels.

Economic Overview
     The economy expanded by a +4.3% annualized rate during the first quarter of 1999, with broad strength across all sectors except trade. In particular, personal consumption expenditures (PCE), which represents more than two-thirds of GDP, grew at an annualized rate of +6.7%. We expect that upcoming figures will show the domestic economy slowed to a more moderate pace in the second quarter. The consumer has already shown some evidence of deceleration and other elements, such as higher mortgage rates and a negative savings rate, support the case for further moderation. Even with our forecast for second half 1999 growth to moderate to a +3.0% rate, full year 1999 real GDP growth will still likely come in close to +4.0% for the third year in a row.
     On the inflation front, the news is mixed. The Consumer Price Index (CPI) recorded no month-to-month change in May and June, following a surprisingly large April increase of +0.7%. Many of the elements that were particularly strong in April reversed trend in the subsequent two months. The +2.0% year-over-year CPI increase for the month of June was almost identical to the "core" gain of +2.1%. Less favorable inflation indicators include the National Association of Purchasing Managers Prices Paid Index and crude oil prices, both of which have moved upward. In addition, concerns persist that the low unemployment rate will eventually lead to cost-push labor pressures. We expect that the CPI will remain in the +2.0% to +2.5% range for the year, essentially the same as in 1997. Market psychology, however, remains highly sensitive to each inflation report.
     With fiscal surpluses now projected, rhetoric has shifted very quickly from talk of benefit reductions and higher taxes to tax cuts and new entitlement programs of massive scale. Capital gains tax reductions and across-the-board tax rate cuts appear unlikely in the first phase, allowing tax reform to become a focal issue in the 2000 campaign. The Fed remains wary of the potential impact of tax cuts on an already strong economy.

Strategy Summary
     The Federal Reserve raised the federal funds rate by +0.25% at the close of its two-day meeting on June 30th and shifted to a neutral policy stance from one of tightening. The Fed continues to express concerns regarding the sustainability of productivity increases as well as developing labor imbalances, and how these factors might potentially contribute to inflation. The consensus among economists is that the Fed will raise interest rates at least once more this year. We believe the Fed will remain responsive to ongoing developments. If real GDP growth moves downward toward the Fed's desired +3% level, the Fed may rest at one or two moves, but if the economy does not slow, then additional hikes are likely. The next FOMC meeting is scheduled for August 24th. We believe that interest rates will be relatively stable within their newly established higher ranges, which should help moderate economic activity.
     We have begun a sector shift in taxable bond portfolios to increase weightings in U.S. Treasuries and significantly reduce corporate holdings, along with smaller reductions in asset-backed and mortgage-backed securities. Our more conservative positioning is due to expected weakness in most sectors due to Y2K concerns. While the Y2K phenomenon will likely be anticlimactic, we expect a bias toward quality to develop that will lead to diminished demand for non-U.S. Treasury securities and that better opportunities to purchase corporates, asset-backed and mortgage-backed securities will emerge as year end approaches. Taxable portfolios are currently underweighted in longer-maturity securities and overweighted in intermediate maturity securities as the yield differential between 10-year and 30-year Treasuries has narrowed to less than 15 basis points. Taxable portfolio durations are slightly shorter than their respective benchmarks as we expect interest rates to be relatively stable during the summer.
     While municipal yields experienced only 40% to 60% of the rise in Treasury yields since the beginning of the year, they remain attractive at these higher levels and on an after-tax basis. We expect municipal bond yields to remain near their recent ranges in the months ahead. With the possibility of additional Fed tightening, however, we continue to remain focused on reducing portfolio durations in municipal portfolios, particularly as intermediate-maturity bonds are currently yielding only slightly less than longer maturity bonds.
     We believe our continued focus on high current income and stability of principal value will help provide positive incremental returns over longer-term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.

Sincerely,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED JUNE 30, 1999  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

      U.S. bond yields continued to rise during the quarter in anticipation of tighter monetary policy in response to reports of continued economic strength and a strong April inflation report. Federal Open Market Committee meeting on May 18th, the Federal Reserve announced a tightening bias, and, by mid-June, Chairman Greenspan was suggesting that a pre-emptive tightening move was imminent. The Fed finally raised the federal funds rate by +0.25% to 5.0% at its meeting on June 30th and then shifted to a neutral directive.
      The 3-month Treasury bill yield increased +0.31% during the quarter, ending at 4.78% on June 30th. The 30-year Treasury bond yield rose by +0.36% to 5.98% at quarter end while 2- to 10-year maturity Treasury yields increased by approximately +0.55% to yield between 5.53% and 5.80% and causing the shape of the yield curve to flatten. Longer term Treasury yields have made a full retreat from the trough in yields that occurred in October 1998 and have returned to their first quarter 1998 levels, although short-term yields remain lower by comparison.
      A heavy supply of new issuance led corporate bond yields to increase more than Treasury yields during the quarter. The widening yield spreads, along with that sector's longer duration, caused corporates to be the worst performing sector during the quarter. The asset-backed sector, with its relatively shorter duration, was the best performing sector. The mortgage sector also outperformed as the rise in interest rates slowed the rapid pace of prepayments and resulted in increased investor demand.
      Municipal bond yields, which had been relatively stable during the first quarter, increased in line with Treasury yields during the second quarter. The yield on the Bond Buyer 40-Bond Index increased +0.32% during the quarter to 5.55% on June 30th, a level not seen since the fall of 1997. Since the beginning of the year, however, municipal yields have experienced only 40% to 60% of the rise in Treasury yields. The average relative yield ratio of long municipals to long Treasury bonds decreased to 92.5% during the second quarter. In addition, year-to-date municipal issuance volume has declined 23% versus the first half of last year, primarily due to a slowdown in the pace of refundings.
      With the rise in municipal yields during June, returns turned negative for the quarter and year-to-date in most revenue bond sectors. Shorter duration sectors, such as industrial revenue and resource recovery, outperformed while longer duration sectors lagged. Hospital bonds, in addition to being hurt by their longer duration, were further negatively impacted as yield spreads widened due to credit concerns. The housing sector has continued to outperform due to its more stable price characteristics.

                                               1990         1991
                                              -------------------
SIT MONEY MARKET FUND (1)                      --           --

SIT U.S. GOV'T. SECURITIES FUND               10.97%       12.87%

SIT TAX-FREE INCOME FUND                       7.29         9.25

SIT MINNESOTA TAX-FREE
     INCOME FUND                               --           --

SIT BOND FUND                                  --           --

3-MONTH U.S. TREASURY BILL INDEX               --           --
LEHMAN INTER. GOVERNMENT BOND INDEX            9.56        14.11
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             7.70        11.41
LEHMAN AGGREGATE BOND INDEX                    --           --

                                              NASDAQ
                                              SYMBOL      INCEPTION
                                              ------      ---------

SIT MONEY MARKET FUND                          SNIXX      11/01/93

SIT U.S. GOV'T. SECURITIES FUND                SNGVX      06/02/87

SIT TAX-FREE INCOME FUND                       SNTIX      09/29/88

SIT MINNESOTA TAX-FREE INCOME FUND             SMTFX      12/01/93

SIT BOND FUND                                  SIBOX      12/01/93

3-MONTH U.S. TREASURY BILL INDEX                          11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                       05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                        09/30/88
LEHMAN AGGREGATE BOND INDEX                               11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2)  Period from Fund inception through calendar year end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 6/30/99.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 6/30/99 was 4.46%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 6.86%, 7.16%, 7.72% and 8.18%, respectively (Income subject to state tax, if any).
(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.51%, 7.84%, 8.45% and 8.96%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).

TOTAL RETURN - CALENDAR YEAR
                                                                                 YIELD
                                                                        YTD      AS OF    DISTRIBUTION
1992     1993        1994      1995      1996      1997      1998      1999     6/30/99      RATE(3)
---------------------------------------------------------------------------    -----------------------
--       0.46%(2)    3.84%     5.58%     5.08%     5.22%     5.17%     2.24%    4.56%(4)

5.43%    7.34        1.77     11.50      4.99      8.19      6.52      0.04     5.50          5.14%

7.71    10.42       -0.63     12.86      5.69      9.87      6.29     -0.80     4.94(5)       4.89

--       1.60(2)     0.63     11.90      5.89      8.19      6.14     -0.06     4.95(6)       4.82

--       0.34(2)    -1.31     16.83      4.25      9.44      6.52     -0.64     6.04          5.56

--       0.53(2)     4.47      5.98      5.27      5.32      5.01      2.30
6.93     8.17       -1.75     14.41      4.06      7.72      8.49     -0.47
7.62     8.73       -1.28     11.65      4.22      6.38      5.84     -0.21
--       0.54(2)    -2.92     18.47      3.63      9.65      8.69     -1.37

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                          PERIODS ENDED JUNE 30, 1999
   QUARTER        SIX MONTHS                                               SINCE
ENDED 6/30/99    ENDED 6/30/99         1 YEAR    5 YEARS     10 YEARS    INCEPTION
------------------------------         -------------------------------------------
    1.12%           2.24%               4.82%     5.11%        --          4.87%
    0.04            0.04                3.34      6.52         7.36%       7.78
   -1.30           -0.80                2.53      6.84         7.13        7.24
   -0.71           -0.06                3.43      6.54         --          6.08
   -0.66           -0.64                2.49      7.41         --          6.17

    1.15            2.30                4.71      5.26         --          5.07
   -0.20           -0.47                4.43      6.87         7.48        7.74
   -1.24           -0.21                3.25      5.61         6.55        6.61
   -0.88           -1.37                3.15      7.83         --          6.33


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MONEY MARKET FUND REVIEW
QUARTER ENDED JUNE 30, 1999

[PHOTO]
SENIOR PORTFOLIO MANAGERS
    MICHAEL C. BRILLEY
    PAUL J. JUNGQUIST, CFA

      The Sit Money Market Fund provided investors with a +1.12% return for the quarter ended June 30, 1999, compared to a +1.03% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 63 of 348 funds in its Lipper peer group category for the quarter. In its Lipper peer group category for the one-, three-, five-year, and since inception periods ended June 30, 1999, the Fund's performance ranked 67 of 317, 51 of 272, 34 of 213, and 39 of 190 funds, respectively. As of June 30, 1999, the Fund's 7-day compound yield was 4.56% and its average maturity was 26 days, compared to 4.54% and 34 days, respectively, on March 31, 1999.
      The Federal Reserve Board increased the federal funds rate from 4.75% to 5.00% on June 30th while adopting a neutral policy bias at the same time. Three-month Treasury bill yields rose over the past three months as tightening began to appear more likely. Current short-term yield levels imply that the market is expecting at most one additional tightening in the third quarter of 1999. Strong economic growth and signs of commodity price inflation may outweigh lower interest rates around the world and may reduce financing needs by the Treasury as the federal government continues to produce a surplus. The Fund will try to take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 20 to 40 days. If an additional tightening by the Fed begins to appear more likely, the Fund will adjust its average maturity to the shorter end of this range.
      The Fund has produced competitive returns by focusing on credit research and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As economic activity continues to be strong, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. Continued consolidation in the energy, telecommunications, and financial services sectors may result in some substantially different credit profiles, so we will monitor the Fund's permissible credits in these sectors closely. Despite mergers and acquisitions in many sectors, the Fund continues to diversify its core holdings and its industry exposure.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

      An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                  Net Asset Value 6/30/99:   $1.00 Per Share
                                  3/31/99:   $1.00 Per Share

                         Total Net Assets:  $69.4 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                              Allocation By Sector

                                  [BAR CHART]

                            Consumer Loan Finance   16.5
                              Diversified Finance   16.2
                            Consumer Non-Durables   16.1
                             Captive Auto Finance   13.1
                        Captive Equipment Finance   10.1
                                        Utilities    7.6
                                           Energy    7.6
                     Technical/Business Equipment    4.2
                                    Capital Goods    4.0
                                           Retail    3.9
                       Other Assets & Liabilities    0.7

                            AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                     ----------------------------------------    ------------------------------------------
                      Money     Lipper Money       3-Month         Money     Lipper Money        3-Month
                     Market        Market       U.S. Treasury     Market        Market        U.S. Treasury
                      Fund         Average        Bill Index       Fund         Average         Bill Index
                     ------     ------------    -------------     ------     ------------     -------------
3 Months              1.12%        1.03%            1.15%          1.12%         1.03%            1.15%
  (not annualized)
1 Year                4.82         4.51             4.71           4.82          4.51             4.71
3 Year                5.07         4.78             5.10          16.00         15.04            16.10
5 Year                5.11         4.90             5.26          28.33         27.05            29.23
Inception             4.87         4.68             5.07          30.93         29.60            32.36
  (11/1/93)

* As of 06/30/99

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                                                       3-MONTH U.S.
                                                        TREASURY
                                                        BILL INDEX

                                                                     SIT MONEY
                                                                      MARKET
                                                                       FUND

The sum of $10,000 invested at inception (11/1/93) and held until 6/30/99 would have grown to $13,093 in the Fund or $13,236 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                            (% of total net assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                              First Tier Securities
                                      100%

                                  [PIE CHART]

                           First Tier Securities  100%
                           Second Tier Securities   0%

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
QUARTER ENDED JUNE 30, 1999

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   BRYCE A. DOTY, CFA

      The Sit U.S. Government Securities Fund provided investors with a +0.04% return for the quarter ended June 30, 1999, compared to a -0.52% return of the Lipper U.S. Government Fund average. For the twelve months ended June 30, 1999, the Fund's total return was +3.34% versus +1.48% for the Lipper U.S. Government Fund average. The Fund holds a 5-star Overall rating by Morningstar(1) out of 1,543 funds in the taxable bond category for the period ended June 30, 1999. The Fund was rated #2 for Morningstar's Highest 5-Year Rating category for its combined low risk and high return characteristics and #5 in Morningstar's Lowest 5-Year Risk category out of 1,102 funds.
      Interest rates rose during the second quarter with intermediate maturity yields rising the most. Specifically, the yield on the 2-year maturity U.S. Treasury rose +0.56% while the 30-year maturity yield rose only +0.36%. Consequently, prices declined significantly in the Fund's longer duration Collateralized Mortgage Obligation and U.S. Treasury holdings. The increase in interest rates, however, slowed the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, the pass-through holdings provided the highest return in the Fund for the quarter.
      For much of the quarter, the Fund held Treasury Inflation Protection Securities (TIPS). The principal of these security increases at the rate of CPI, and the security pays a fixed coupon. The purchase of the TIPS was made to take advantage of the sharp (yet brief) rise in inflation that occurred early in the quarter. The coupon yields, or real yields, of TIPS were nearly +4.0% and the annualized inflation rates were as high as +9.0%, providing an attractive combined yield. The TIPS were sold at the end of the quarter because the annualized inflation rate has since fallen to zero.
      Looking forward, we expect a modest rise in inflation and more stable interest rates at the current higher levels. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer high levels of interest income.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

      Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                               PORTFOLIO SUMMARY

                    Net Asset Value 6/30/99:   $10.37 Per Share
                                    3/31/99:   $10.51 Per Share

                           Total Net Assets:  $165.5 Million

                           30-Day SEC Yield:     5.50%
                 12-Month Distribution Rate:     5.14%
                           Average Maturity:    14.2 Years
                         Effective Duration:     3.1 Years (2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                                GNMA Pass-Through   40.3
              Collateralized Mortgage Obligations   15.5
                                FNMA Pass-Through   11.8
                                    U.S. Treasury    9.3
                               FHLMC Pass-Through    8.8
                                  Cash Equivalent   14.3

                            AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------    ------------------------------------------
                    U.S. Gov't.      Lipper      Lehman Inter.    U.S. Gov't.      Lipper      Lehman Inter.
                    Securities     U.S. Gov't.    Gov't. Bond     Securities     U.S. Gov't.    Gov't Bond
                       Fund       Fund Average       Index           Fund       Fund Average       Index
                    -----------   ------------   -------------    -----------   ------------   -------------

3 Months            0.04%           -1.38%           -0.20%           0.04%         -1.38%        -0.20%
  (not annualized)
1 Year              3.34             1.48             4.43            3.34           1.48          4.43
5 Years             6.52             6.63             6.87           37.11          37.87         39.40
10 Years            7.36             7.12             7.48          103.49          98.86        105.76
Inception           7.78             7.30             7.74          147.29         134.25        146.42
  (6/2/87)

* As of 06/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                                                      SIT U.S. GOV'T.
                                                         SECURITIES
                                                            FUND

                                                                       LEHMAN
                                                                       INTER.
                                                                    GOV'T. BOND
                                                                       INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/99 would have grown to $24,729 in the Fund or $24,642 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                  [BAR CHART]

                          YEARS
                          -----
                            0-1               14.3%
                            1-5               62.3%
                           5-10               18.4%
                          10-20                3.6%
                             20+               1.4%

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

SIT TAX-FREE INCOME FUND REVIEW
QUARTER ENDED JUNE 30, 1999

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   DEBRA A. SIT, CFA

      Municipal bond yields rose in line with Treasury bond yields in anticipation of Fed tightening during the quarter. The Fund provided shareholders a total return of -1.30% for the quarter and +2.53% for the 12 months ended June 30, 1999. The Fund's return ranked 3 of 271general municipal funds tracked by Lipper Analytical Services for the quarter and ranked 7 of 259 for 12-month period. In addition, the Fund's return ranked 21 of 201 for the 3-year period, 28 of 154 for the 5-year period, 20 of 76 for the 10-year period and 37 of 74 since its inception. The Fund's performance was helped by its emphasis on securities that provide higher coupon income, which cushioned the decline in bond prices. Housing bonds, with their characteristic price stability, contributed to the Fund's relative outperformance and offset the negative impact from health care and closed-end bond fund holdings.
      As of June 30th, the Fund's 30-day SEC yield was 4.94% and its 12-month distribution rate was 4.89% versus 4.54% and 4.92%, respectively, on March 31st. The Fund continues to focus on securities that provide high incremental yield. Its 30-day SEC yield remains ranked among the top 5% of 255 funds in its Lipper universe.
      Fund assets declined from $895.4 million to $829.0 million during the quarter. Purchases and the reduction in net assets resulted in increased weightings in the multi-family housing sector (from 25.9% to 30.5%), in single family housing bonds (from 13.8% to 15.3%), and in other revenue bonds (from 7.8% to 9.4%). The Fund reduced its holdings in lower yielding, short duration prerefunded bonds from 2.0% to 0.6%. Cash decreased from 11.0% to 2.0% as the Fund experienced net withdrawals that are typical around tax payment time. Due to a reduction in cash, the Fund's implied duration lengthened from 6.9 years to
7.4 years, and its average maturity increased from 17.2 years to 18.4 years. In addition, while securities rated A or better continued to comprise more than two-thirds of the portfolio at quarter end, concentrations in BBB rated securities increased from 29.0% to 32.8%, and health care bonds increased from 23.6% to 25.0%.
   We expect economic activity to moderate in the second half of the year and municipal bond yields to remain near their recent ranges. With the possibility of additional Fed tightening later in the year, we look for opportunities to shorten maturities as intermediate maturity bonds, which are currently yielding only slightly less than longer maturity bonds, are particularly attractive and have less duration risk. We remain sensitive to our shareholders' objectives of high income and relative stability of principal value.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.

      Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                               PORTFOLIO SUMMARY

                    Net Asset Value 6/30/99:   $10.13 Per Share
                                    3/31/99:   $10.39 Per Share

                           Total Net Assets:  $829.0 Million

                           30-Day SEC Yield:     4.94%
                       Tax Equivalent Yield:     8.18% (1)
                 12-Month Distribution Rate:     4.89%
                           Average Maturity:    18.4 Years
            Duration to Estimated Avg. Life:     7.7 Years (2)
                           Implied Duration:     7.4 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                  Multifamily Mortgage Revenue    30.5
                  Hospital/Health Care Revenue    25.0
                Single Family Mortgage Revenue    15.3
                                 Other Revenue     9.4
                        Education/Student Loan     4.9
                       Closed-End Mutual Funds     4.6
              Industrial Rev/Pollution Control     2.6
                                Transportation     1.5
                               Gen. Obligation     1.4
                             Public Facilities     1.0
                        Municipal Lease Rental     0.7
               Escrowed to Maturity/Pre-Refund     0.6
                                       Utility     0.4
                             Sales Tax Revenue     0.1
                               Cash Equivalent     2.0

                          AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                   -------------------------------------------    -------------------------------------------
                   Tax-Free     Lipper General       Lehman       Tax-Free     Lipper General       Lehman
                    Income        Muni. Bond      5-Year Muni.     Income        Muni. Bond      5-Year Muni.
                     Fund          Fund Avg.       Bond Index       Fund          Fund Avg.       Bond Index
                   --------     --------------    ------------    --------     --------------    ------------
3 Months             -1.30%          -2.29%           -1.24%         -1.30%          -2.29%         -1.24%
  (not annualized)
1 Year                2.53            1.13             3.25           2.53            1.13           3.25
5 Years               6.84            6.19             5.61          39.23           35.05          31.38
10 Years              7.13            6.86             6.55          99.03           94.13          88.65
Inception             7.24            7.24             6.61         112.00          112.14          98.95
  (9/29/88)

* As of 06/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                                                    SIT TAX-FREE
                                                    INCOME FUND

                                                                 LEHMAN 5-YEAR
                                                                MUNI. BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/99 would have grown to $21,200 in the Fund or $19,895 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]


                 BBB                                     32.8%
                 A                                       24.9%
                 AAA                                     24.0%
                 AA                                      16.3%
                 Other Assets & Liabilities               2.0%


                         Total number of holdings: 502

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
QUARTER ENDED JUNE 30, 1999

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   DEBRA A. SIT, CFA

      Municipal bond yields rose in line with Treasury bond yields in anticipation of Fed tightening during the quarter. The Fund provided shareholders a total return of -0.71% for the quarter and +3.43% for the 12 months ended June 30, 1999. The Fund's return ranked #1 of 48 Minnesota municipal funds tracked by Lipper Analytical Services for the quarter and ranked #1 of 47 for the 12-month period. In addition, the Fund's return ranked 5 of 45 for the 3-year period, 5 of 30 for the 5-year period and #1 of 25 since its inception. The Fund's performance was helped by its emphasis on securities that provide higher coupon income, which cushioned the decline in bond prices. Housing bonds, with their characteristic price stability, contributed to the Fund's relative outperformance and offset the negative impact from closed-end bond fund holdings.
      As of June 30th, the Fund's 30-day SEC yield was 4.95% and its 12-month distribution rate was 4.82%, compared to 4.52% and 4.87%, respectively, on March 31st. The Fund continues to focus on securities that provide high incremental yield. Its 30-day SEC yield remains ranked among the top 10% of 48 funds in its Lipper universe.
      Fund assets declined from $271.3 million to $249.5 million during the quarter. Purchases and the reduction in net assets resulted in increased weightings in multi-family housing bonds (from 34.0% to 39.0%), in health care (from 20.2% to 23.1%), and in single family housing bonds (from 11.0% to 12.5%). The Fund reduced its holdings in lower-yielding, general obligation bonds from 3.4% to 1.3%. Cash decreased from 11.9% to 3.7% as the Fund experienced net withdrawals that are typical around tax payment time. Due to a reduction in cash, the Fund's implied duration lengthened from 6.8 years to 7.4 years, and its average maturity increased from 17.7 years to 19.6 years. In addition, securities rated A or better decreased from 54.5% to 51.4% and the concentration in non-rated holdings increased from 37.0% to 40.4%.
      We expect economic activity to moderate in the second half of the year and municipal bond yields to remain near their recent ranges. With the possibility of additional Fed tightening later in the year, we look for opportunities to shorten maturities as intermediate maturity bonds, which are currently yielding only slightly less than longer maturity bonds, are particularly attractive and have less duration risk. We remain sensitive to our shareholders' objectives of high income and relative stability of principal value.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

      The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                               PORTFOLIO SUMMARY

                    Net Asset Value 6/30/99:   $10.35 Per Share
                                    3/31/99:   $10.55 Per Share

                           Total Net Assets:  $249.5 Million

                           30-Day SEC Yield:     4.95%
                       Tax Equivalent Yield:     8.96% (1)
                 12-Month Distribution Rate:     4.82%
                           Average Maturity:    19.6 Years
            Duration to Estimated Avg. Life:     7.8 Years (2)
                           Implied Duration:     7.4 Years (2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets
(2) See next page.


                              PORTFOLIO STRUCTURE

                                   [BAR CHART]

                       Multifamily Mortgage Revenue    39.0
                       Hospital/Health Care Revenue    23.1
                     Single Family Mortgage Revenue    12.5
                                Other Revenue Bonds     5.3
               Industrial Revenue/Pollution Control     3.9
                                              Lease     3.6
                             Education/Student Loan     3.5
                            Closed-End Mutual Funds     1.9
                                 General Obligation     1.3
                    Escrowed to Maturity/Pre-Refund     1.2
                                  Public Facilities     0.7
                                          Utilities     0.3
                                    Cash Equivalent     3.7

                            AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------     -------------------------------------------
                    MN Tax-Free      Lipper MN        Lehman       MN Tax-Free      Lipper MN        Lehman
                      Income        Muni. Bond     5-Year Muni.      Income        Muni. Bond     5-Year Muni.
                       Fund          Fund Avg.      Bond Index        Fund          Fund Avg.      Bond Index
                    -----------     ----------     ------------    -----------     ----------     ------------
3 Months              -0.71%           -1.80%          -1.24%        -0.71%           -1.80%          -1.24%
  (not annualized)
1 Year                 3.43             1.76            3.25          3.43             1.76            3.25
3 Year                 6.27             5.51            5.21         20.03            17.46           16.46
5 Year                 6.54             5.92            5.61         37.25            33.31           31.38
Inception              6.08             4.77            4.95         39.03            29.71           30.94
  (12/1/93)

* As of 06/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

                                                  SIT MN TAX-FREE
                                                   INCOME FUND

                                                                 LEHMAN 5-YEAR
                                                                MUNI. BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/99 would have grown to $13,903 in the Fund or $13,094 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                  Not Rated                          40.4%
                  AAA                                20.6%
                  AA                                 16.3%
                  A                                  10.8%
                  BBB                                 8.2%
                  Other Assets & Liabilities          3.7%

                                                   ADVISER'S ASSESSMENT OF
                                                     NOT-RATED SECURITIES

                                                         AAA      0.7%
                                                          AA      0.2
                                                           A      3.1
                                                         BBB     24.1
                                                          BB     11.4
                                                           B      0.9
                                                        ----     ----
                                                       Total     40.4%

SIT BOND FUND REVIEW
QUARTER ENDED JUNE 30, 1999

[PHOTO]
SENIOR PORTFOLIO MANAGERS
    MICHAEL C. BRILLEY
    BRYCE A, DOTY, CFA

      The Sit Bond Fund provided investors with a -0.66% return for the second quarter of 1999 compared to a -1.11% average return for the Lipper Analytical Services Intermediate Investment Grade Bond Fund universe. For the quarter ended June 30, 1999, the Fund's total return of +2.49% exceeded the +2.00% average return for its Lipper universe.
      Interest rates rose during the intermediate quarter with shorter maturity yields rising the highest. Specifically, the yield on the 2-year maturity U.S. Treasury rose +0.56% while the 30-year maturity yield rose only +0.36%. Consequently, prices declined significantly in the Fund's longer duration Collateralized Mortgage Obligation and U.S. Treasury holdings. The rise in yields, however, slowed the rate of prepayments in the mortgage pass-through sector which raised the yield that the Fund earned on its mortgage holdings. As a result, the pass-through holdings provided the highest return in the Fund for the quarter.
      Last quarter, the Fund began a sector shift that increased the Fund's weightings in U.S. Treasuries and significantly reduced corporates along with a smaller reduction in asset- and mortgage-backed securities. This more conservative positioning is due to expected weakness in most sectors because of Y2K concerns and a resulting bias toward greater quality/liquidity as year-end approaches. We believe the Y2K phenomenon will be anticlimactic, but that the bond market will most likely be concerned, causing a flight to quality. With last year's flight to quality still fresh in investors' minds, we expect a diminished demand for non-U.S. Treasury securities as year-end approaches, thereby creating an opportunity to purchase corporates, asset- and mortgage-backed securities at more attractive levels at that time.
      Our economic outlook is for a modest rise in inflation and more stable interest rates at the current higher levels. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

      The fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

                     Net Asset Value 6/30/99:   $9.74 Per Share
                                     3/31/99:   $9.95 Per Share

                            Total Net Assets:  $12.6 Million

                            30-Day SEC Yield:    6.04%
                  12-Month Distribution Rate:    5.56%
                            Average Maturity:   15.2 Years
                          Effective Duration:    4.6 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            Mortgage Pass Through   29.6
                          Corporate Bonds & Notes   19.9
                                    U.S. Treasury   18.4
                          Asset-Backed Securities   13.8
                          Closed-End Mutual Funds    4.6
              Collateralized Mortgage Obligations    4.3
Other Assets and Liabilities and Cash Equivalents    9.4

                          AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                     ---------------------------------------     ---------------------------------------
                                Lipper Inter.       Lehman                  Lipper Inter.       Lehman
                     Bond     Investment Grade     Aggregate     Bond     Investment Grade    Aggregate
                     Fund      Bond Fund Avg.     Bond Index     Fund      Bond Fund Avg.     Bond Index
                     -----    ----------------    ----------     ------   ----------------    ----------
3 Months             -0.66%        -1.11%            -0.88%       -0.66%        -1.11%          -0.88%
  (not annualized)
1 Year                2.49          2.00              3.15         2.49          2.00            3.15
3 Year                6.80          6.36              7.23        21.82         20.31           23.31
5 Year                7.41          6.92              7.83        42.96         39.76           45.75
Inception             6.17          5.49              6.33        39.70         34.75           40.87
  (12/1/93)

* As of 06/30/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                                                               LEHMAN
                                                             AGGREGATE
                                                                BOND
                                                                INDEX

                                                                       SIT BOND
                                                                         FUND

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/99 would have grown to $13,970 in the Fund or $14,087 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)
                          LOWER OF MOODY'S OR S&P USED.

                                  [PIE CHART]

               Government Agency Backed Securities          29.6%
               U.S. Government                              18.4%
               AAA                                          17.9%
               BBB                                          12.0%
               A                                             9.6%
               Other Assets & Liabilities                    9.4%
               AA                                            3.1%

[LOGO]

Directors:
                   Eugene C. Sit, CFA
                   Peter L. Mitchelson, CFA
                   Michael C. Brilley
                   John E. Hulse
                   Sidney L. Jones
                   Donald W. Phillips
                   William E. Frenzel

Director Emeritus:
                   Melvin C. Bahle

Officers:
                   Eugene C. Sit, CFA            Chairman
                   Peter L. Mitchelson, CFA      Vice Chairman
                   Mary K. Stern, CFA            President
                   Michael C. Brilley            Senior Vice President
                   Paul E. Rasmussen             Vice President & Treasurer
                   Debra A. Sit, CFA             Vice President - Investments;
                                                   Assistant Treasurer
                   Bryce A. Doty, CFA (1)        Vice President - Investments
                   Paul J. Jungquist, CFA (2)    Vice President - Investments
                   Michael P. Eckert             Vice President
                   Michael J. Radmer             Secretary
                   Carla J. Rose                 Assistant Secretary


(1)   Bond and U.S. Government Securities Funds only.
(2)   Money Market Fund only.

QUARTERLY REPORT
BOND FUNDS

QUARTER ENDED JUNE 30, 1999

INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

                                                               MEMBER OF
LEGAL COUNSEL                                                  =================
                                                               100%  NO-LOAD
DORSEY & WHITNEY LLP                                                 MUTUAL FUND
220 SOUTH SIXTH STREET                                               COUNCIL
MINNEAPOLIS, MN 55402                                          =================